EXHIBIT 10

May 16, 1997


Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York  10020

Ladies and Gentlemen:

We have acted as counsel to Lazard Retirement Series, Inc. (the "Fund") in connection with the preparation of a Registration Statement on Form N-1A, Registration No. 333-22309 (the "Registration Statement"), covering shares of common stock (the "Common Stock") of the Fund's portfolios set forth on Schedule 1 hereto (the "Portfolios").

We have examined copies of the Articles of Incorporation, Articles of Amendment and By-Laws, as amended, of the Fund, the Registration Statement and such other documents, records, papers, statutes and authorities as we deemed necessary to form a basis for the opinion hereinafter expressed. In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us. As to various questions of fact material to such opinion, we have relied upon statements and certificates of officers and representatives of the Fund and others.

Attorneys involved in the preparation of this opinion are admitted only to the bar of the State of New York. As to various questions arising under the laws of the State of Maryland, we have relied on the opinion of Messrs. Venable, Baetjer and Howard, LLP, a copy of which is attached hereto. Qualifications set forth in their opinion are deemed incorporated herein.

Based upon the foregoing, we are of the opinion that (a) the one share of Lazard Retirement Bantam Value Portfolio, the one share of Lazard Retirement Emerging Markets Portfolio, the 9,998 shares of Lazard Retirement Equity Portfolio, the one share of Lazard Retirement Global Equity Portfolio, the one share of Lazard Retirement International Equity Portfolio, the 9,998 shares of Lazard Retirement International Fixed-Income Portfolio, the one share of Lazard Retirement International Small Cap Portfolio, the one share of Lazard Retirement Strategic Yield Portfolio and the 9,998 shares of Lazard Retirement Small Cap Portfolio presently issued and outstanding have been validly and legally issued and are fully paid and nonassessable; and (b) the shares of Common Stock to be offered for sale pursuant to the Prospectus are, to the extent of the respective number of shares of each Portfolio of the Fund authorized to be issued by the Fund in its Charter, duly authorized and, when sold, issued and paid for as contemplated by the Prospectus and authorized by the Board of Directors of the Fund, will have been validly and legally issued and will be fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us in the Prospectus included in the Registration Statement, and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any distributor or dealer in connection with the registration and qualification of the Fund or its Shares under the securities laws of any state or jurisdiction. In giving such permission, we do not admit hereby that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,



STROOCK & STROOCK & LAVAN LLP

                                   SCHEDULE 1

PORTFOLIOS

Lazard Retirement Bantam Value Portfolio
Lazard Retirement Emerging Markets Portfolio
Lazard Retirement Equity Portfolio
Lazard Retirement Global Equity Portfolio
Lazard Retirement International Equity Portfolio
Lazard Retirement International Fixed-Income Portfolio
Lazard Retirement International Small Cap Portfolio
Lazard Retirement Small Cap Portfolio
Lazard Retirement Strategic Yield Portfolio

                  [Letterhead of Venable, Baetjer & Howard LLP]


                                                              May 16, 1997



Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

                  Re:  LAZARD RETIREMENT SERIES, INC.

Ladies and Gentlemen:

     We have acted as special Maryland counsel for Lazard Retirement Series, Inc., a Maryland corporation (the "Fund"), in connection with the organization of the Fund and the issuance of its Lazard Retirement Bantam Value Portfolio, Lazard Retirement Emerging Markets Portfolio, Lazard Retirement Equity Portfolio, Lazard Retirement Global Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement International Fixed-Income Portfolio, Lazard Retirement International Small Cap Portfolio, Lazard Retirement Small Cap Portfolio and Lazard Retirement Strategic Yield Portfolio (each, a "Portfolio" and, collectively, the "Shares"), par value $.001 per share.

     As special Maryland counsel for the Fund, we are familiar with its Charter and Bylaws. We have examined the prospectus included in its Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-1A, File Nos. 333-22309 and 811-08071 (the "Registration Statement"), substantially in the form in which it is to become effective (the "Prospectus"). We have further examined and relied upon a certificate of the Maryland State Department of Assessments and Taxation to the effect that the Fund is duly incorporated and existing under the laws of the State of Maryland and is in good standing and duly authorized to transact business in the State of Maryland.

          We have also examined and relied upon such corporate records of the Fund and other documents and certificates with respect to factual matters as we have deemed necessary to render the opinion expressed herein. We have assumed, without independent verification, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies.

          Based on such examination, we are of the opinion and so advise you that:

                  1. The Fund is duly organized and validly existing as a corporation in good standing under the laws of the State of Maryland.

                  2. The one share of Lazard Retirement Bantam Value Portfolio, the one share of Lazard Retirement Emerging Markets Portfolio, the 9,998 shares of Lazard Retirement Equity Portfolio, the one share of Lazard Retirement Global Equity Portfolio, the 9,998 shares of Lazard Retirement International Equity Portfolio, the one share of Lazard Retirement International Fixed-Income Portfolio, the one share of Lazard Retirement International Small Cap Portfolio, the one share of Lazard Retirement Strategic Yield Portfolio and the 9,998 shares of Lazard Retirement Small Cap Portfolio presently issued and outstanding have been validly and legally issued and are fully paid and nonassessable.

                  3. The Shares of the Fund to be offered for sale pursuant to the Prospectus are, to the extent of the respective number of Shares of each Portfolio of the Fund authorized to be issued by the Fund in its Charter, duly authorized and, when sold, issued and paid for as contemplated by the Prospectus and authorized by the Board of Directors of the Fund, will have been validly and legally issued and will be fully paid and nonassessable.

          This letter expresses our opinion with respect to the Maryland General Corporation Law governing matters such as due organization and the authorization and issuance of stock. It does not extend to the securities or "blue sky" laws of Maryland, to federal securities laws or to other laws.

          You may rely upon our foregoing opinion in rendering your opinion to the Fund that is to be filed as an exhibit to the Registration Statement. We consent to the filing of this opinion as an exhibit to the Registration Statement. This opinion may not be relied upon by any other person or used for any other purpose without our prior written consent.


                              Very truly yours,

                              VENABLE, BAETJER AND HOWARD, LLP